Exhibit 10.7

DRUG DISCOVERY COLLABORATION AGREEMENT

This DRUG DISCOVERY COLLABORATION AGREEMENT (the “Agreement”), effective as of July 3, 2013 (the “Effective Date”), is made by and between Array BioPharma Inc., a Delaware corporation, having a principal place of business at 3200 Walnut Street, Boulder, Colorado 80301 (“Array”), and Loxo Oncology, Inc., a Delaware corporation, having an address at c/o Aisling Capital, 888 7th Avenue, 30th Floor, New York, New York 10106 (“Loxo”).

BACKGROUND

A.                                    Array has skills, expertise and proprietary technology for the discovery, generation, optimization and preclinical testing of small molecule clinical candidates from drug discovery programs.  Loxo possesses pharmaceutical research, development and commercialization capabilities, as well as proprietary technology in the field of cancer treatment.

B.                                    Array and Loxo have each identified multiple oncology kinase targets that have the potential to be used as the basis for drug discovery programs.  As of the Effective Date, Array has developed assays, leads and other proprietary technology directed to certain of such targets.

C.                                    Loxo and Array desire to enter a collaboration wherein Array will perform certain research on several of such oncology kinase targets with assistance from Loxo, with the goal of developing small molecule inhibitors of such targets for clinical and commercial development by Loxo.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

ARTICLE 1

DEFINITIONS

As used herein, the following terms will have the meanings set forth below:

1.1                               “Active Compound” shall mean (i) a Compound that modulates a Target, the mechanism of which is a binding interaction with a Target, having a level of activity against a Target, expressed as an IC50, that is [***] as measured in the applicable in vitro biochemical assay set forth in the Discovery Plan; and (ii) a Compound that modulates at least two of the following receptors: TrkA, TrkB or TrkC, the mechanism of which is a binding interaction with the applicable Trk receptor, having a level of activity against the applicable Trk receptor, expressed as an IC50, that is [***] as measured in the applicable in vitro biochemical assay set forth in the Discovery Plan.  A Compound that does not meet the above activity levels may also become an Active Compound pursuant to Section 2.8(d).  For clarity, a Compound that modulates only one of TrkA, TrkB or TrkC at the appropriate level shall not be deemed an Active Compound.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.2                               “Affiliate” shall mean any corporation or other entity, whether de jure or de facto, which is directly or indirectly controlling, controlled by or under common control of a Party hereto for so long as such control exists.  For the purposes of this Section 1.2, “control” shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity having the power to vote on or direct the affairs of the entity, or if not meeting the preceding, the maximum voting right that may be held by the particular Party under the laws of the country where such entity exists.

1.3                               “Array Technology” shall mean Array Patents and Array Know-How, in each case that are (i) Controlled by Array or Controlled by an Array Affiliate that is controlled by Array (where “control” is as defined in the definition of Affiliate in this Agreement) and are reasonably necessary or useful for the Parties to conduct their respective activities under the Discovery Program and for Loxo to develop, make, have made, use, import, offer to sell and sell Active Compounds and Products in the Field; and (ii) Controlled by Array or Controlled by an Array Affiliate that is controlled by Array (where “control” is as defined in the definition of Affiliate in this Agreement) and are necessary for Loxo to develop, make, have made, use, import, offer to sell and sell Active Compounds and Products in the Field.  For clarity, Array Technology described in subparagraph (ii) of this Section 1.3 shall not include Collaboration Technology.

1.3.1                                 “Array Know-How” shall mean all ideas, inventions, data, instructions, processes, formulas, expert opinions and information, including, without limitation, biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information which (a) Array discloses to Loxo under this Agreement or specifically in anticipation of this Agreement and (b) is within the Control of Array.  Notwithstanding anything herein to the contrary, Array Know-How excludes published Array Patents.

1.3.2                                 “Array Patents” shall mean all patents and patent applications owned or Controlled by Array.

1.4                               “Clinical Candidate” shall mean, with respect to each Target or Trk, any Active Compound that meets the Clinical Candidate Criteria set forth in the Discovery Plan.

1.5                               “Collaboration Technology” shall mean all Collaboration Patents and Collaboration Know-How.

1.5.1                                 “Collaboration Know-How” shall mean all ideas, inventions, data, instructions, processes, formulas, expert opinions and information, including, without limitation, biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information developed solely or jointly by Array and/or Loxo during and in connection with the Discovery Program.

1.5.2                                 “Collaboration Patents” shall mean (i) all patent applications the subject of which is an invention conceived or reduced to practice solely or jointly by Array and/or

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Loxo in the course of performing the Discovery Program, (ii) any divisions, continuations, and continuations-in-part, including U.S. and foreign, (iii) all patents that issue as a result of any of the foregoing, and (iv) all reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patents in (iii) above, and any substitutions, confirmations, registrations or revalidations of any of the foregoing.

1.6                               “Combination Product” shall mean a Product that is a pharmaceutical preparation for human use incorporating two or more therapeutically active ingredients and including a Compound as one of its active ingredients.  Notwithstanding the foregoing, drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “therapeutically active ingredients,” and their presence shall not be deemed to create a Combination Product.

1.7                               “Compound” shall mean any one or more chemical entity(ies) (i) made and tested against Trk in the course of Array’s pan-Trk program prior to the Effective Date and set forth on Exhibit C, or (ii) synthesized by Array in the course of performing or in connection with the Discovery Program, in each case together with any salt, hydrate, solvate, clathrate, polymorph or isomer thereof.  It is understood and agreed that “Compound” shall not include any Library Compound, except as provided in Section 2.8(c).

1.8                               “Confidential Information” shall have the meaning set forth in Section 9.1.

1.9                               “Control,” “Controls,” “Controlled” or “Controlling” shall mean possession of the ability to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangements with any Third Party.

1.10                        “Discovery Program” shall mean the research activities undertaken by the Parties pursuant to Article 2 below.

1.11                        “Discovery Plan” shall mean the written research plan governing the joint effort of the Parties in conducting the Discovery Program, which may be amended from time to time by mutual agreement of the Parties or as described in Section 2.3.  The initial Discovery Plan has been mutually agreed in writing by the Parties as of the date of signing this Agreement, and shall be the operative Discovery Plan unless and until amended, modified or updated as provided in this Agreement.

1.12                        “Discovery Program Term” shall mean the term of the Discovery Program, as provided in Section 2.6 below.

1.13                        “Field” shall mean the diagnosis, treatment or prevention of any disease or condition in humans.

1.14                        “FTE” shall mean a full-time person dedicated to the Discovery Program, or in the case of less than a full-time, dedicated person, a full-time, equivalent person year, based upon a total of [***] hours per year of work in connection with the Discovery Program.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

1.15                        “IND” shall mean an investigational new drug application filed with the FDA as more fully defined in 21 C.F.R. § 312.3

1.16                        “IND-Enabling Studies” shall mean studies performed specifically for inclusion in an IND, including without limitation ADME and GLP toxicology, as well as formulation and manufacturing development necessary to obtain the permission of regulatory authorities to begin human clinical testing.

1.17                        “JRC” or “Joint Research Committee” shall have the meaning set forth in Section 3.1.

1.18                        “Lead Compound” shall mean an Active Compound selected for clinical development in accordance with Section 2.5 below.

1.19                        “Library Compound” shall mean a chemical entity, existing as of the Effective Date, that is contained within the collection of chemical entities that Array uses for screening.

1.20                        “Net Sales” means the gross invoice price by a Party or an Affiliate or a sublicensee of a Party, as the case may be, for Products sold by such Party, Affiliate or sublicensee (“Selling Party”), under this Agreement in arm’s length sales to non-sublicensee Third Parties less deductions allowed to the Third Party customer by the Selling Party, to the extent actually taken by the Third Party customer, on such sales for:

(a)                                 trade, quantity, and cash discounts;

(b)                                 credits, rebates and chargebacks (including those to managed-care entities and government agencies), and allowances or credits to customers on account of rejection or returns (including, but not limited to, wholesaler and retailer returns) or on account of retroactive price reductions affecting such Product;

(c)                                  freight, postage and duties, and transportation charges specifically relating to Product, including handling and insurance thereto; and

(d)                                 sales (such as VAT or its equivalent) and excise taxes, other consumption taxes, customs duties and compulsory payments to governmental authorities and any other governmental charges imposed upon the sale of the Product to Third Parties.

Sales among the Selling Party and its Affiliates shall be excluded from the computation of Net Sales, and no royalties will be payable on such sales except where such Affiliates are end users, and sales from one Party or its Affiliate to the other Party or its Affiliate for use in development activities, in the further manufacture or Products, or for resale shall be excluded from the computation of Net Sales; provided, however, in each case that any subsequent resale to a Third Party shall be included within Net Sales.  In addition, the Selling Party may exclude from Net Sales a reasonable provision for uncollectible accounts, to the extent such reserve is determined in accordance with GAAP, consistently applied across all product lines of the particular Party, until such amounts are actually

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

collected.  Net Sales shall not include, and no royalty shall be due on, Products used in clinical trials or other research and development activities, or Products given as samples.

In the event a Product is sold which is a Combination Product, for purposes of determining royalty payments due Array under Section 5.4, Net Sales of Combination Products shall be calculated by multiplying the Net Sales of the Combination Product during the applicable reporting period by the fraction A/(A+B), in which “A” is the average sales price of the Product when such Product contains a Compound as the sole therapeutically active ingredient is sold separately in substantial quantities, and “B” is the average sales price of the other therapeutically active ingredients contained in the Combination Product sold separately in substantial quantities; in each case during the applicable reporting period.  In the event that no separate sales of either the Product comprising a Compound as the sole therapeutically active ingredient or the other therapeutically active ingredients of the Combination Product are made during the applicable reporting period, or if the average sales price for a particular therapeutically active ingredient cannot be determined for the applicable reporting period, the respective average sales prices during the most recent reporting period in which sales of both occurred shall be used.  In the event that either or both of A or (and) B is (are) not available, then Net Sales of Combination Products for the purposes of determining royalty payments hereunder shall be reasonably allocated based on the relative values contributed by each component, and agreement by the Parties to such allocation shall not be unreasonably withheld or delayed.

1.21                        “Party” or “Parties” shall mean, respectively, Array or Loxo individually, or Array and Loxo collectively.

1.22                        “Phase I Trial” shall mean a human clinical trial that is intended to initially evaluate the safety and/or pharmacological effect of a Product in subjects or that would otherwise satisfy requirements of 21 C.F.R. 312.21(a).

1.23                        “Phase II Trial” shall mean a human clinical trial in any country that is intended to initially evaluate the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or would otherwise satisfy requirements of 21 CFR 312.21(b).  A Phase I/II trial shall not be deemed a Phase II Trial until completion of the Phase I portion of such trial and commencement of the portion of such trial that meets the foregoing definition.

1.24                        “Phase III Trial” shall mean a human clinical trial in any country, the results of which could be used to establish safety and efficacy of a Product as a basis for an NDA or would otherwise satisfy requirements of 21 CFR 312.21(c).

1.25                        “Product” shall mean any pharmaceutical product incorporating as an active ingredient an Active Compound.

1.26                        “Targets” shall mean (a) the proteins identified on Exhibit B or any substitute for such a protein selected in accordance with Section 2.10 below, and (b) any variant, isoform or

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

polymorphism of any such protein listed in an established protein database such as www.uniprot.org (or a similar database if www.uniprot.org is unavailable).

1.27                        “Trk” shall mean the Trk family of receptors: TrkA, TrkB and TrkC.

1.28                        “TrkA” shall mean the protein known as [***].

1.29                        “TrkB” shall mean the protein known as [***].

1.30                        “TrkC” shall mean the protein known as [***].

1.31                        “Territory” shall mean worldwide.

1.32                        “Third Party” shall mean any person or entity other than Array and Loxo, and their respective Affiliates.

1.33                        “Valid Claim” shall mean a claim of an issued and unexpired patent that (a) has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

ARTICLE 2

RESEARCH COLLABORATION

2.1                               Goals.  The goals of the Discovery Program with respect to the Targets and Trk are (i) the discovery and optimization of Clinical Candidates directed to the Targets and to Trk, (ii) the identification of a Lead Compound directed to each of the Targets and Trk, (iii) chemistry, manufacturing and control activities directed to and manufacture of quantities of the Lead Compounds sufficient to perform a Phase 1a (i.e. dose escalation) and a Phase 1b (i.e. dose level expansion) clinical trial [***], respectively, and (iv) the conduct of IND-Enabling Studies on the Trk Lead Compound and one (1) Lead Compound directed to a Target (selected by Loxo), in all cases pursuant to the Discovery Plan; provided, that Array shall not be required to perform GLP toxicology testing on the Trk Lead Compound and a Lead Compound directed to a Target (selected by Loxo) more than once.

2.2                               Conduct of the Discovery Program.  Subject to the terms and conditions set forth herein, the Parties agree to conduct research under the Discovery Program, which shall be funded as set forth in Article 5 below.  During the Discovery Program Term, Array and Loxo shall collaborate and conduct the Discovery Program in accordance with the Discovery Plan within the time schedules contemplated therein and to keep the other Party informed as to the progress and results of the Discovery Program hereunder.  It is understood that certain pre-IND development work and other Discovery Program activities will be outsourced to contract research organizations or other vendors

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(“CRO(s)”).  The Party entering into the agreement with the CRO shall keep the other Party informed of the terms and status of each such agreement.

2.3                               Discovery Plan.  The Discovery Program shall be carried out in accordance with a mutually agreed upon written Discovery Plan, which shall establish specific research objectives and the research tasks to be performed and resources to be provided by each Party.  The initial Discovery Plan establishes: (i) the scope of the research activities which will be performed; (ii) the research objectives and work plan activities with respect to the Discovery Program; (iii) specific screening assays for identifying and testing the activity of Compounds and Library Compounds against the Targets and Trk; (iv) the criteria for determining when a Compound shall be deemed an Active Compound; and (v) the criteria for determining when an Active Compound shall be deemed a Clinical Candidate.  The Discovery Plan shall be reviewed on an ongoing basis and may be amended by the Joint Research Committee in accordance with Article 3.

2.4                               Discovery Program Staffing.  During the Discovery Program and subject to Loxo funding such FTE’s pursuant to Section 5.1, Array shall devote that number of FTE’s to the conduct of the Discovery Program specified in the Discovery Plan.  The Discovery Plan shall specify no less than [***] FTEs and no more than [***] Array FTEs at any time during the Discovery Program Term.

2.5                               Selection of Lead Compound.  Based upon the Clinical Candidate Criteria and the results of the Discovery Program, during the Discovery Program Term the JRC may designate a Clinical Candidate for selection by Loxo as a Lead Compound.  If the JRC determines that a particular Active Compound does not strictly meet the Clinical Candidate Criteria, but should be considered as a potential Lead Compound, then the JRC may select such Active Compound as a Lead Compound.  Upon approval by Loxo, the Active Compound or Clinical Candidate so designated by the JRC shall be deemed the Lead Compound.  Loxo may approve, or withhold its approval of, the designation of any Active Compound as the Lead Compound in Loxo’s sole discretion, whether or not such Active Compound meets the Clinical Candidate Criteria, and an Active Compound shall not be deemed the Lead Compound unless so approved by Loxo.  Any Active Compound with respect to which Array (pursuant to the Discovery Plan or with JRC approval) or Loxo intitates IND-Enabling Studies shall be deemed a Lead Compound, whether or not so designated.

2.6                               Term of Discovery Program.  The Discovery Program Term shall commence on the Effective Date and shall end upon the date three (3) years after the Effective Date.  Loxo may extend the Discovery Program Term for up to two (2) additional one (1) year renewal periods by providing written notice to Array at least three (3) months before the end of the initial Discovery Program Term or the renewal period, as applicable.

2.7                               Third Party Licenses.  In the event that the Parties agree to acquire additional technologies from a Third Party specifically for use in the conduct of the Discovery Program in the Field, Loxo will be responsible for the payment of any amounts due to Third Parties for the license

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

of intellectual property which directly applies to any Target, and the costs of negotiating, preparing and executing any such license.

2.8                               Records; Inspection.

(a)                                 Records.  Array and Loxo shall maintain records of the Discovery Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the Discovery Program (including all data in the form required under any applicable governmental regulations and as directed by the JRC).  Array shall maintain such records during the Discovery Program Term and for a period of five (5) years thereafter, and shall provide Loxo access to such records at Array’s place of business upon reasonable advance notice of Loxo.

(b)                                 Reports and Information Exchange.  During the Discovery Program Term, each of Loxo and Array shall use commercially reasonable and diligent efforts to disclose to the other Party all material information relating to the Discovery Program, including without limitation any Active Compound and/or Clinical Candidate, promptly after it is learned or its materiality is appreciated.  Each Party shall also keep the other Party, including the Joint Research Committee, informed as to its progress under the Discovery Plan.  Within sixty (60) days following the end of each calendar quarter of the Discovery Program, each of Array and Loxo shall provide the other Party with a reasonably detailed written report describing the progress to date of all activities for which such Party was allocated responsibility during such quarter under the Discovery Plan.

(c)                                  Library Compounds.  Notwithstanding any other provision of this Section 2.8, Array shall not be required to disclose to Loxo the structures of any Library Compound unless such Library Compound meets those criteria required for a Compound to be an Active Compound.

(d)                                 Additional Active Compounds.  With respect to all Compounds that do not meet the activity levels set forth in Section 1.1, the JRC will review the Compounds for potential to be deemed an Active Compound, notwithstanding the failure to meet the above activity level, based on other reasonable factors including efficacy, response and potency.  Once the JRC has concluded that the Compound should not be deemed an Active Compound, then Array is free to include the Compound as one of its Library Compounds (subject in all case to Array’s obligations under this Agreement including without limitation Section 4.3).  If Loxo’s and Array’s members on the JRC disagree whether such factors exist and a Compound should be included as an Active Compound, such matter shall first be referred to the Parties’ respective Chief Executive Officers, who shall attempt in good faith to resolve such disagreement within thirty (30) days of such matter being referred to them (and if such matter is not resolved within such thirty (30) day period,then the parties will submit the matter to binding arbitration before a mutually agreed upon expert to determine whether such factors exist and the Compound should be deemed as an Active Compound).

2.9                               Post Discovery Program Activities.  For each Clinical Candidate and Product to which Loxo retains rights under this Agreement, Loxo shall be responsible, at its sole expense, for conducting all additional preclinical and clinical development of such Clinical Candidate or Product

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

following the termination of the Discovery Program Term, and all commercialization of such Clinical Candidate or Product, in accordance with Article 7.

2.10                        Replacement Targets.  During the Discovery Program Term, Loxo may determine in its sole discretion that research activities with respect to a particular Target should be discontinued (for example, and without limitation, such Target has not yielded sufficient progress, or scientific literature suggests the Target is intractable or is not therapeutically relevant or for safety issues).  Upon any such determination, Loxo shall provide written notice to Array of the Target or Targets that Loxo desires to remove from the Discovery Program and will include in such notification a suggested substitute for such discontinued Target.  After receipt of such notice, Array will promptly inform Loxo whether, as of the date of such written notice, the addition of such suggested substitute target would not (i) violate any agreement that Array has with a Third Party; (ii) add a target that is the subject of Array’s own active and ongoing research (with existing commitment and expenditure of resources for such target), was the subject of previous significant research at Array, or is the subject of drugs in Array’s clinical development pipeline or marketed product portfolio; or (iii) add a target with respect to which Array is engaged in active, ongoing substantial negotiations (i.e., has agreed a term sheet containing material business terms) with a Third Party.  If neither (i), (ii) or (iii) apply to such suggested substitute target, then the discontinued Target shall cease to be a Target, the suggested substitute target shall be deemed a Target for the purposes of this Agreement, and Exhibit B shall be deemed to be updated accordingly.  For the avoidance of doubt, no more than three (3) Targets in addition to Trk shall be included in the Discovery Program.  If a proposed target is not available for inclusion, then the fact that Loxo proposed such target or is otherwise interested in such target (or molecules directed to such target) shall be Loxo’s Confidential Information.

2.11                        Technology Transfer.  During the Discovery Program Term and the six (6) months following the Discovery Program Term, upon the request of Loxo, Array shall transfer to Loxo or its designee, without charge, such Collaboration Technology and Array Technology used in the performance of the Discovery Program and reasonable quantities of related materials as are in Array’s possession and Control and are reasonably necessary or directly useful to enable Loxo or its designee (including a manufacturer) to manufacture Active Compounds or Products and shall provide reasonable assistance to enable the effective transfer of the foregoing.  Thereafter Array will reasonably cooperate as Loxo may from time to time request to identify other parties to manufacture Active Compounds or Products.

ARTICLE 3

MANAGEMENT

3.1                               Joint Research Committee.  Promptly after the Effective Date, Loxo and Array will establish a committee (the “Joint Research Committee” or “JRC”) to oversee, review and recommend direction of the Discovery Program.  The responsibilities of the Joint Research Committee shall include, among other things: (i) monitoring and reporting research progress and ensuring open and frequent exchange between the Parties regarding Discovery Program activities; (ii)  coordination of a collaborative lead validation and optimization program to identify Active

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Compounds; (iii) identifying the Party that will outsource certain Discovery Program activities, selecting the appropriate CRO and approving the terms of each CRO agreement; and (iv) amending as necessary the criteria for the selection of Clinical Candidates.

3.2                               Membership.  The JRC shall include two (2) representatives of each of Loxo and Array, each Party’s members selected by that Party.  Array and Loxo may each replace its JRC representatives at any time, upon written notice to the other Party.  From time to time, the JRC may establish subcommittees, to oversee particular projects or activities, and such subcommittees will be constituted as the JRC agrees.

3.3                               Meetings.  During the Discovery Program Term, the JRC shall meet at least quarterly, or as agreed by the Parties, at such locations as the Parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference.  With the consent of the Parties, other representatives of Array or Loxo may attend JRC meetings as nonvoting observers.  Each Party shall be responsible for all of its own expenses associated with attendance of such meetings.  The first meeting of the JRC shall occur within thirty (30) days after the Effective Date.

3.4                               Minutes.  The JRC shall keep accurate minutes of its deliberations which shall record all proposed decisions and all actions recommended or taken.  The Secretary of the JRC (as appointed by the members of the JRC) shall be responsible for the preparation of draft minutes.  Draft minutes shall be sent to all members of the JRC within five (5) working days after each meeting and shall be approved, if appropriate, at the next meeting.  All records of the JRC shall at all times be available to both Array and Loxo.

3.5                               Decision Making.  Decisions of the JRC shall be made by majority vote.  In the event that the votes required to approve a decision cannot be reached within the JRC, then Loxo shall have the deciding vote; provided, however, that Loxo shall not have the right to cast the deciding vote in any manner that would (i) cause Array to violate any obligation or agreement it may have with any Third Party, or (ii) unilaterally impose on Array any financial obligation that is beyond the scope of Array’s obligations under this Agreement.

ARTICLE 4

LICENSES

4.1                               Commercial Licenses.

4.1.1                                 License to Clinical Candidates and Corresponding Products.  Subject to the terms and conditions of this Agreement, Array hereby grants to Loxo an exclusive (even as to Array) license, with the right to grant and authorize sublicenses (through multiple tiers), under the Array Technology and Array’s interest in the applicable Collaboration Technology, to make, have made, use, offer for sale, sell, import, export and otherwise exploit Active Compounds, Clinical Candidates, Lead Compounds and Products for use in the Field and in the Territory.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

4.1.2                                 Marketing Rights.  Loxo shall have the exclusive right to market, sell and distribute Products in the Field and in the Territory.  In exercising such rights, Loxo may select trademarks for such Products, and Loxo shall own all right, title or interest in such trademarks (subject to any pre-existing rights of Array or Third Parties).

4.2                               No Implied Licenses.  Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license or rights shall be created by implication, estoppel or otherwise.

4.3                               Target Exclusivity.  Except to the extent required for Array to fulfill its obligations under this Agreement, with respect to each Target and Trk, for as long as Loxo (or a sublicensee or other Third Party on Loxo’s behalf) (a) has an active research and/or development program for such Target or Trk, where such program could result in Array accruing milestone payments and royalties; or (b) is commercializing a Product for such Target or Trk, Array shall not conduct, participate in, license or fund, directly or indirectly, alone or with any Affiliate or Third Party, research or development with respect to, or manufacturing or commercialization of, a product comprising a small molecule that, as a primary mechanism of action for therapeutic or prophylactic effect, binds to and modulates the activity of such Target or binds to modulates at least two of TrkA, TrkB or TrkC.  For clarity, nothing in this Section 4.3 shall be deemed to prohibit Array from researching, developing, commercializing or otherwise exploiting a molecule that selectively inhibits TrkA, TrkB or TrkC with at least [***] times the inhibitory activity that such molecule has against any other TrkA, TrkB or TrkC isoform.

Notwithstanding the foregoing provision of this Section 4.3, in the event of a Change of Control (as defined below) of Array, the provisions of this Section 4.3 shall not apply to any active research or development program that a portion of the surviving entity that was not Array (prior to the Change of Control) had ongoing as of immediately prior to the date of such Change of Control.  For purposes of this Section 4.3, a “Change of Control” shall mean the merger, consolidation, sale of substantially all of Array’s assets or similar transaction or series of transactions, as a result of which Array’s shareholders before such transaction or series of transactions own less than fifty percent (50%) of the total number of voting securities of the surviving entity immediately after such transaction or series of transactions.  For clarity, if as a result of any such Change of Control, Array exists as a wholly owned subsidiary of a parent, then the provisions of this Section 4.3 shall continue to apply to Array as the surviving entity, but not to such parent.  Notwithstanding the foregoing, Array (or its successor) shall not use any information or materials (including without limitation Compounds) resulting from the Discovery Program with any such pre-existing research or development program.

ARTICLE 5

PAYMENTS

5.1                               Equity.  On the Effective Date, concurrently with execution of this Agreement, Loxo shall issue Array shares of Series A-1 Preferred Stock representing [***] of Loxo’s outstanding

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

capitalization on the Effective Date, as further provided and on the terms and conditions set forth in a Series A and A-1 Preferred Stock Purchase Agreement.

5.2                               Discovery Program Funding.

5.2.1                                 Research Phase Payment Schedule.  During the Discovery Program Term, Loxo agrees to pay Array research funding for the conduct of the Discovery Program monthly, in advance, the sum of [***].  Such payments shall cover cover (i) FTE expenses used in the Discovery Program, (ii) all incidental materials and resources for the conduct of the Discovery Program, and (iii) CMC activities directed to, and the manufacture of, clinical supply of the Trk Lead Compound and one (1) Lead Compound for one (1) Target (selected by Loxo), and if the Discovery Program Term is extended then also for one additional Lead Compound to another Target (selected by Loxo).  The initial payment shall be made before the date Array FTEs are first deployed in accordance with the Discovery Plan, and subsequent payments shall be made before the first day of each calendar month thereafter.  Beginning with the later of (a) the [***] of the Discovery Program Term, or (b) [***] after the first Lead Compound directed to Trk has been identified, payments under this Section 5.2.1 shall increase to [***].  Such payments are non-creditable and non-refundable.

5.2.2                                 Non-FTE Costs.  All other costs and research requirements associated with the Discovery Program that are not within the scope of the Discovery Plan shall be borne by Loxo, including the costs of GLP toxicology studies.  If the JRC specifically requests, as confirmed by Loxo in writing or in the written Discovery Plan approved by the JRC, that Array conduct and fund a research activity at an external center, Array’s out-of-pocket external costs incurred by Array in following such request shall be reimbursed at Array’s cost.  Loxo shall reimburse all non-FTE costs incurred by Array withing thirty (30) days after receipt of an invoice therefor.

5.2.3                                 No Withholding.  All amounts paid by Loxo to Array pursuant to this Section 5.1 shall be made without withholding for taxes or any other charge.

5.3                               Milestones.

5.3.1                                 Target Milestones.  With respect to Active Compounds directed to a Target, Loxo shall pay Array the following payments on the first achievement by Loxo or an Affiliate or a sublicensee of Loxo of the following milestone events, with such payments due within thirty (30) days after applicable event occurs.  Each payment shall be due once per Target, regardless of how many times the event may occur:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Clinical and Regulatory Milestone Event	Milestone Payment
1. [***]	$	[***]
2. [***]	$	[***]
3. [***]	$	[***]
4. [***]	$	[***]
5. [***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

5.3.2                                 Trk Milestones.  With respect to Active Compounds directed to Trk, Loxo shall pay Array the following payments on the achievement by Loxo or an Affiliate or a sublicensee of Loxo of the first to occur of the following milestone events, with such payments due within thirty (30) days after the applicable event occurs.  Each payment shall be due once with respect to Trk, regardless of how many times the event may occur:

Clinical and Regulatory Milestone Event	Milestone Payment
1. [***]	$	[***]
2. [***]	$	[***]
3. [***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

5.3.3                                 For purposes of Section 5.3.1 or 5.3.2 above:

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(a)                                 If a subsequent numbered milestone is achieved under either, each prior numbered milestone (“prior” and “subsequent” referring to a lower number in the tables above, e.g., milestone 2 being “prior” to milestone 3), then all such prior milestones shall be deemed achieved upon achievement of the subsequent milestone.

(b)                                 “Initiation” of a particular clinical trial shall mean enrollment of the first patient in such trial.

(c)                                  “First Commercial Sale” shall mean, with respect to a Product in a particular country, the first bona fide commercial sale of such Product by or under authority of Loxo, its Affiliates or sublicensees following receipt of authorization of the relevant governmental entity to sell such Product in such country.  It is understood that the Europe milestone shall be paid upon the First Commercial Sale of a Product in any country that is a member of the European Union either (i) as of the Effective Date, or (ii) as of the date of the First Commercial Sale in such country.

5.4                               Earned Royalties For Products.

5.4.1                                 Loxo shall pay Array (a) a royalty of [***] on worldwide Net Sales of Products directed to Trk, and (b) a royalty of [***] on worldwide Net Sales of Products directed to Targets.  With respect to the royalty described in clause (b) for a Product directed to a Target, Loxo shall have the right to credit the [***] Milestone payment against royalties on sales of Products directed to such Target.  Royalties payable under this Section 5.4 shall be paid on a country-by-country basis from the date of the first commercial sale of each Product with respect to which royalty payments are due until the later of (i) the [***] anniversary of the first commercial sale of the Product in such country, and (ii) the expiration date in such country of the last to expire of any patent within the Array Technology or the Collaboration Technology that includes at least one Valid Claim covering the manufacture, use or sale of such Product in such country.  Only one royalty shall be paid to Array with respect to a particular Product subject to royalties under this Section, without regard to whether more than one issued and unexpired claim of a Patent within the Array Technology or Collaboration Technology is applicable to such Product.

5.4.2                                 If it becomes necessary for Loxo, its Affiliates or sublicensees to obtain a license under a valid, issued patent of a Third Party, where such patent covers the composition, use or all practical methods of synthesis of an Active Compound comprising a Product, and such patent would necessarily be infringed by the development or sale of such Product (but not, for example, by reason of its formulation or method of manufacture except as noted above), and (ii) Loxo, its Affiliates or sublicensees must pay such Third Party for such license a royalty on sales of such Product, then Loxo shall have the right to credit [***] of such Third Party royalty payments against the royalties owing to Array under Section 5.4.1 with respect to sales of such Product; provided, however, that Loxo shall not reduce the amount of the royalties paid to Array under Section 5.4.1 by reason of this Section, after giving effect to any other adjustment or credit under this Agreement, to less than [***] of the royalties that would otherwise be due under Section 5.4.1.  Such credit shall not be available in any country

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

in the event the patents of such Third Party for which such obligations have been incurred are held invalid or unenforceable in such country.

5.4.3                                 If competition occurs in any country or countries between a Product being marketed and sold under this Agreement by Loxo, its Affiliates or sublicensees and any Generic Product (as defined below) being marketed and sold by any Third Party (other than a Loxo Affiliate or sublicensee), and for so long as such Generic Product is being marketed and sold in such country or countries of the Territory, and sales of such Generic Product equal at least [***] of the total combined sales of such Generic Product and the Product in the particular country in any calendar year, the royalty rates payable by Loxo to Array under this Section 5.4 in respect of such country or countries shall be reduced by [***].  Loxo shall give Array written notice of such competition with suitable and reasonable supporting documentation.  Any reduction in the payment due from Loxo as a result of such Third Party competition shall apply from the date of notice by Loxo to Array of such competition and shall be available to Loxo only for so long as the circumstances and conditions described above continue to exist, and shall only apply to royalties due on Net Sales of the particular Product in the particular country.  A “Generic Product” shall mean a true generic product, i.e., a non-proprietary product containing the Compound being sold hereunder in such country or countries and that: (a) is substantially identical to the Product; (b) obtained marketing approval solely by means of an Abbreviated New Drug Application filing or a similar procedure for establishing equivalence to such Product that does not require clinical testing; and (c) is legally marketed in such country by an entity other than Loxo, its Affiliates or its sublicensees.

It is understood that, if Net Sales of a Product in a country are affected by sales of a Generic Product, Array will be negatively impacted by lower royalties due to lower Net Sales.  Consequently, the Parties acknowledge that Sections 5.4.3 is intended only to avoid a disproportionate hardship on Loxo in the event described herein.  Accordingly, the royalties due to Array with respect to Net Sales of a Product in a particular country shall only be reduced if Net Sales and gross margins of such Product in such country have been substantially impaired by reason of sales of a Generic Product in such country, and the royalties due to Array under Section 5.4.1 would create an unfair economic balance between Loxo and Array with respect to the further commercialization of such Licensed Product in such country without a reduction under this Section 5.4.3.  Accordingly, (i) before any reduction of royalties under this Section 5.4.3 shall take effect, Loxo shall consult with Array as to measures that can reasonably be taken to avoid the impairment of such Net Sales or margins in such country, and (ii) reduction of royalties under this Section 5.4.3 shall continue only if Loxo reasonably initiates and continues to progress such measures to avoid impairment; and (iii) any reduction of royalties under this Section 5.4.3 shall continue only if Loxo continues to pursue all reasonably available legal measures that could prevent or mitigate Generic Product sales or impairment, including the enforcement of any Patents that could cover the manufacture, sale, use or importation of a Generic Product, directly or indirectly, and the enforcement of any applicable law or regulation that could affect the sales of such Generic Product.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ARTICLE 6

PAYMENTS; RECORDS

6.1          Payment Method.  All payments due under this Agreement shall be made from a bank located in the United States by bank wire transfer in immediately available funds to a bank account designated by Array.  All payments hereunder shall be made in U.S. dollars.  In the event that the due date of any payment subject to Article 5 hereof is a Saturday, Sunday or national holiday, such payment may be paid on the following business day.  Any payments that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the prime rate as reported by the Wall Street Journal on the date such payment is due, plus an additional [***], calculated on the number of days such payment is delinquent.

6.2          Taxes.  If laws or regulations require that taxes be withheld from any amounts payable hereunder, Loxo will:  (a) deduct those taxes from the otherwise remittable payment; (b) timely pay the taxes to the proper taxing authority; and (c) notify Array and promptly furnish Array with copies of any documentation evidencing such withholding.

6.3          Royalty Payments and  Reports.  Royalty payments under this Agreement with respect to Net Sales of Product in a given calendar quarter shall be made to the Array or its designee quarterly within sixty (60) days following the applicable calendar quarter.  Each royalty payment shall be accompanied by a report detailing, on a country-by-country basis for all Net Sales of Product by or under authority of the Loxo during the relevant three (3) month period: (i) units of Product sold, (ii) gross sales of the Product, (iii) calculation of the Net Sales (and deductions utilized in determining Net Sales), and (iv) all other calculations made in determining the applicable royalties payable on such Net Sales.

6.4          Books and Records; Accounting and Audits.  Loxo shall maintain complete and accurate books and records, in accordance with GAAP, which are relevant to, as applicable, the calculation of Net Sales and royalty payments owing hereunder.  Array shall maintain complete and accurate books and records, in accordanc with GAAP, which are relevant to, as applicable, all costs or expenses to be reimbursed by Loxo under this Agreement, which books and records shall be sufficient in detail to verify all reimbursed amounts hereunder.  A Party (the “Auditing Party”) shall have the right, at its own expense and not more than once in any calendar year during the Term of this Agreement, to have an independent, certified public accountant, selected by the Auditing Party, and under an obligation of confidence, audit the books and records of the other Party (the “Audited Party”) in the location(s) where such books and records are maintained upon reasonable notice (which shall be no less than fifteen (15) business days prior written notice) and during regular business hours, and for the sole purpose of verifying the basis and accuracy of the payments required and made under this Agreement or the work completed and amounts to be reimbursed, as applicable.  The report and communication of such accountant with respect to such an audit shall be limited to a certificate stating whether any, as applicable, report made or reimbursement or other payment submitted during such period is accurate or inaccurate and, if a discrepancy is identified, shall also indicate the amount and if applicable, with respect to any report, the nature, of any discrepancy, and the correct information (with respect to the applicable period).  Such accountant shall provide Array

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

and Loxo with a copy of each such report simultaneously.  Should the audit lead to the discovery of a discrepancy: (i) to the Auditing Party’s detriment, the Audited Party shall pay to the Auditing Party the amount of the discrepancy within thirty (30) days of the Audited Party’s receipt of the report; or (ii) to the Audited Party’s detriment, the Audited Party may, as applicable, credit the amount of the discrepancy against future payments payable to the Auditing Party under this Agreement, and if there are no such payments payable, then the Auditing Party shall pay to the Audited Party the amount of the discrepancy within thirty (30) days of the Auditing Party’s receipt of the report.  Additionally, in the event that the discrepancy is to the Auditing Party’s detriment and is greater than [***] of the amount due for such audited period, then the Audited Party shall pay or reimburse the reasonable cost charged by such accountant for such audit.  Once the Auditing Party has conducted an audit permitted by this Section 6.4 in respect of any period, it may not re-inspect the Audited Party’s books and records in respect of such period, unless a subsequent audit of a separate reporting period uncovers fraud on the part of the Audited Party that is reasonably expected to have been occurring during the prior audited period.  For clarity, however, if a discrepancy is identified by the accountant during the course of an audit and the Parties do not agree upon a resolution of such discrepancy, then the Auditing Party’s accountant may re-inspect the books and records to the extent reasonably relevant to resolving such discrepancy.  Notwithstanding anything herein to the contrary, upon the expiration of three (3) years following the end of any calendar year, the right to audit, the books and records for such calendar year shall expire and such Party shall be released from any liability or accountability with respect to payments or FTE work performed as reflected in such books of such Party for such calendar year (including, for clarity, with respect to the calculation of royalties payable with respect to each such calendar year).  The Parties shall no longer be required to retain such books and records for any calendar year after the expiration of the third (3rd) calendar year following such calendar year.

6.5          Blocked Currency.  If at any time legal restrictions in the Territory prevent the prompt remittance of any payments with respect to sales therein, Loxo shall have the right and option to make such payments by depositing the amount thereof in local currency to Array account in a bank or depository in the Territory.

6.6          Confidentiality.  Each Party shall treat all financial information of the other Party that is subject to review under this Article 6 of this Agreement (including all royalty reports) as such other Party’s Confidential Information.

ARTICLE 7

DUE DILIGENCE

Loxo shall use diligent efforts to develop and seek marketing approval in the U.S., France, Germany, Italy, Spain, the United Kingdom or Japan for a Product and following receipt of such approval to commercialize such Product in the U.S. France, Germany, Italy, Spain, the United Kingdom or Japan, consistent with the practice of Loxo in pursuing the research, development, commercialization, and marketing of pharmaceutical products of its own development and of similar commercial value potential.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1          Ownership of Inventions; Disclosure.

8.1.1           Ownership.  Title to all inventions and other intellectual property made by employees of Array in the course of performing, or in connection with, the Discovery Program shall be owned by Array; title to all inventions and other intellectual property made by employees of Loxo in the course of performing, or in connection with, the Discovery Program shall be owned by Loxo; title to all inventions and other intellectual property made jointly by employees of Loxo and Array in the course of performing, or in connection with, the Discovery Program shall be owned jointly by Loxo and Array.  Inventorship of inventions and other intellectual property made pursuant to this Agreement shall be determined in accordance with the patent laws of the United States.  Except as expressly provided in this Agreement, neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license or exploit patented jointly-owned subject matter, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting.

8.1.2           Disclosure of Inventions.  Each Party shall promptly disclose to the other any inventions made in connection with this Agreement.

8.2          Patent Prosecution.

8.2.1           Collaboration Patents and Trk Patents.  Loxo shall be responsible, at its expense, and shall have the exclusive right for (i) preparing, filing, prosecuting and maintaining (a) patent applications and patents directed to Collaboration Technology comprising Active Compounds and/or Clinical Candidates, pharmaceutical compositions containing an Active Compound and/or a Clinical Candidate, and methods of using any of the foregoing, and (b) patent applications and patents listed in Exhibit A (the “Trk Patents”), and (ii) for conducting any interferences, re-examinations, reissues and oppositions relating thereto.  Loxo may elect, at its sole discretion, to discontinue prosecution of any such patent applications and/or not to file or conduct any further activities with respect to such patent applications or patents.  Loxo shall keep Array reasonably informed with respect to (i) the issuance of patents filed by Loxo pursuant to this Section 8.2.1 and (ii) the abandonment of any patent or patent application maintained by Loxo pursuant to this Section 8.2.1.  Without limiting the foregoing, Loxo will will (i) provide Array with copies of and an opportunity to review and comment upon the text of the applications relating to the Trk Patents at least thirty (30) days before filing, except for urgent responses in which case Loxo will provide a reasonable amount of time based on the circumstance; (ii) provide Array with a copy of each submission made to and document received from a patent authority, court or other tribunal regarding any Trk Patent reasonably promptly after making such filing or receiving such document, including a copy of each application for each Trk Patent as filed together with notice of its filing date and application number; (iii) keep Array advised of the status of all

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

material communications, actual and prospective filings or submissions regarding the Trk Patents, and will give Array copies of and an opportunity to review and comment on any such material communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (iv) consider in good faith Array’s comments on the communications, filings and submissions for the Trk Patents.

8.2.2           Other Technology.  Except as provided in Section 8.2.1, each Party shall be responsible, at its own expense and in its sole discretion, for preparing, filing, prosecuting and maintaining, in such countries as it deems appropriate, any and all patent applications and patents directed to inventions owned or controlled by such Party and conducting any interferences, re-examinations, reissues and oppositions relating to such patent applications and patents.

8.2.3           Cooperation.  Array shall reasonably cooperate with and assist Loxo in connection with the activities of Loxo under Section 8.2.1 upon the reasonable request of Loxo, including without limitation by making scientists and scientific records reasonably available to Loxo and the execution of all such documents and instruments and the performance of such acts as may be reasonably necessary in order to permit Loxo to continue any filing, prosecution, maintenance or extension of such patents and patent applications.  Loxo shall reimburse Array for Array’s out of pocket expenses incurred in connection with this Section 8.2.3.

8.3          Enforcement and Defense.

8.3.1           Notice.  Each Party shall promptly notify the other of any knowledge it acquires of any potential infringement of the Collaboration Technology or the Array Technology with respect to a compound directed to a Target or Trk, in each case by a Third Party.

8.3.2           If (i) any patent within the Collaboration Technology or a Trk Patent is infringed by a Third Party in any country in the Territory in connection with the manufacture, use, sale, offer for sale or importation of a product the same as or substantially similar to an Active Compound or a compound that is directed against a Target or Trk in the Field in such country, or (ii) any patent within the Array Technology other than a Trk Patent is infringed by a Third Party in any country in the Territory in connection with the manufacture, use, sale, offer for sale or importation of a product the same as or substantially similar to an Active Compound contained in a Product, then Loxo shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement of such Patent, by counsel of its own choice, and Array shall have the right, at its own expense, to be represented in that action by counsel of its own choice.  If Loxo fails to bring an action or proceeding within a period of one hundred twenty (120) days after a request by Array to do so, Array shall have the right to bring and control any such action by counsel of its own choice, and Loxo shall have the right to be represented in any such action by counsel of its own choice at its own expense.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

8.3.3           If one Party brings an action or proceeding in accordance with Section 8.3.2, the second Party agrees to be joined as a party plaintiff if necessary and to give the first Party reasonable assistance and authority to file and prosecute the suit.  The costs and expenses of the Party bringing suit under this Section shall be borne by such Party, and any damages or other monetary awards recovered shall be shared as follows: The amount of such recovery actually received by the Party controlling such action shall first be applied to the out-of-pocket costs of such action by both Parties, and then (i) if Loxo is the Party that brings such action or proceeding, then Array shall be paid an amount equal to the royalties, if any, that would have been due upon sales of the infringing product as if such infringing sales had been Net Sales of a Product sold by or under the authority of Loxo, and the remaining portion of such recovery shall be paid to Loxo, or (ii) if Array is the Party that brings such action or proceeding, then the remaining portion of such recovery shall be shared as follows: Loxo shall receive 20% and Array shall retain 80%.  A settlement or consent judgment or other voluntary final disposition of a suit under this Section 8.3 may be entered into without the consent of the Party not bringing the suit.  Neither Party shall, however, have the right to enter into any settlement or consent to any claim to the effect that the patent protection offered under any part of the Collaboration Technology would be materially negatively affected, without the consent of the other Party, such consent not to be unreasonably withheld.

8.3.4           For any other infringement or declaratory judgment actions relating to Collaboration Technology falling outside of the application of Section 8.3.2, (i) Loxo shall have the sole right, but not the obligation, to take reasonable legal action relating to any patent filed by Loxo pursuant to Section or 8.2.2, at its sole cost and expense, and (ii) Array shall have the sole right, but not the obligation, to take reasonable legal action relating to any patent filed by Array pursuant to Section 8.2.2, at its sole cost and expense.  Each Party agrees to render such reasonable assistance as the enforcing Party may request, at the enforcing Party’s expense, with respect to actions brought pursuant to this Section 8.3.4.  The costs in bringing any such action shall be paid by, and all recoveries therefrom belong to, the Party bringing such action.

ARTICLE 9

CONFIDENTIALITY

9.1          Confidential Information.  Except as otherwise expressly provided herein, the Parties agree that, for the term of this Agreement and for ten (10) years thereafter, the receiving Party shall not, except as expressly provided in this Article 9, disclose to any Third Party any Confidential Information furnished to it by the disclosing Party hereto pursuant to this Agreement, or any results of the Discovery Program (“Results”).  For purposes of this Agreement, “Confidential Information” shall mean any information, samples or other materials, which if disclosed in tangible form is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature, or, if disclosed orally, is indicated orally to be confidential or proprietary at the time of such disclosure and is confirmed in writing as confidential or proprietary within forty-five (45) days after

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

such disclosure.  Notwithstanding the foregoing, Confidential Information shall not include any information that can be established by the receiving Party by competent proof that such information:

(a)           was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

(b)           was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)           became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)           was independently developed by the receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e)           was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

Notwithstanding anything to the contrary in this Section 9.1, and for the purposes of clarity, the identity of the Targets and the results of the Discovery Program specifically related to Active Compounds, Clinical Candidates, Lead Compounds and Products shall be deemed Confidential Information of Loxo.  The identity of the Targets and such Discovery Program results may not be disclosed by Array to any Third Party for so long as the identity of such Target or such results remains Confidential Information.

9.2          Permitted Use and Disclosures.  Each Party hereto may use or disclose Confidential Information disclosed to it by the other Party or Results to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder (including without limitation Loxo’s development and commercialization of Products) and in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental laws, regulations or court order or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising license rights expressly granted by the other Party to it pursuant to the terms of this Agreement, provided that if a Party is required by governmental authority to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other Party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such information in consultation with the other Party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.

9.3          Termination of Prior Agreement.  This Agreement supersedes the Confidentiality Agreement between the Parties dated March 26, 2013.  All information exchanged between the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Parties under that the Confidentiality Agreement shall be deemed Confidential Information and shall be subject to the terms of this Article 9.

9.4          Nondisclosure of Terms.  Each of the Parties hereto agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, except to such Party’s attorneys, advisors, investors, potential investors and other similarly situated Third Parties, and in the case of Loxo to actual or prospective collaborators or licensees, in each case on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law.

9.5          Publications.  Each Party shall submit any proposed publication containing Confidential Information to the other Party at least thirty (30) days in advance to allow that Party to review such planned public disclosure.  The reviewing Party will promptly review such proposed publication and make any objections that it may have to the publication of Confidential Information of the reviewing Party contained therein.  Should the reviewing Party make an objection to the publication of any such Confidential Information, then the Parties shall discuss the advantages and disadvantages of publishing such Confidential Information.  If the Parties are unable to agree on whether to publish the same, the respective Chief Executive Officers of Array and Loxo shall reasonably agree on the extent to which the publication of such Confidential Information shall be made.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1        Loxo.  Loxo represents and warrants that:  (i) it has the legal power, authority and right to enter into this Agreement and to fully perform all of its obligations hereunder; (ii) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; (iii) the performance of its obligations hereunder do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of Loxo; and (iv) as of the Effective Date there is no claim or demand of any Third Party pertaining to, or any proceeding that is pending or, to the knowledge of Loxo, threatened, that challenges the rights of Loxo to use the Targets or to conduct the Discovery Program.

10.2        Array.  Array represents and warrants that:  (i) it has the legal power, authority and right to enter into this Agreement and to fully perform all of its obligations hereunder; (ii) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; (iii) the performance of its obligations and the grant of rights hereunder do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of Array; (iv) as of the Effective Date, other than those it has disclosed to Loxo in writing, Array is not aware of any Third Party patent, patent applicaton or other intellectual property rights that would be infringed by the making, using, selling, offering for sale or importing any of the existing Active Compounds to Trk or by the practice of the methods and processes (or results thereof) to be used by Array in connection with the Development Program; (v) as of the Effective Date, all Array

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Technology owned by Array necessary to to make, have made, use, offer for sale, sell, import, export and otherwise exploit Active Compounds, Clinical Candidates, Lead Compounds and Products for use in the Field and in the Territory is Controlled by Array, and (vi) Exhibit C fully and correctly identifies all chemical entities that Array made and tested against Trk in the course of Array’s pan-Trk program prior the Effective Date.

10.3                        Disclaimer.  Loxo and Array specifically disclaim any guarantee that the Discovery Program will be successful, in whole or in part.  Provided that the Parties perform their obligations under this Agreement and the Discovery Plan, the failure of the Parties to successfully develop, Active Compounds, Clinical Candidates and/or Products will not constitute a breach of any representation or warranty or other obligation under this Agreement.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, ARRAY AND LOXO MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ARRAY TECHNOLOGY, COLLABORATION TECHNOLOGY, LIBRARY COMPOUNDS, ACTIVE COMPOUNDS, CLINICAL CANDIDATES, INFORMATION DISCLOSED HEREUNDER OR PRODUCTS INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY COLLABORATION TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 11
INDEMNIFICATION

11.1                        Loxo.  Loxo agrees to indemnify, defend and hold Array and its Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Array Indemnitees”) harmless from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, relating to (i) personal injury or death resulting from any Active Compound, Clinical Candidates or Product developed, manufactured, used, sold or otherwise distributed by or on behalf of Loxo, its Affiliates, sublicensees or other designees; and (ii) any breach by Loxo of the representations and warranties made in this Agreement, except, in each case, to the extent such Liabilities result from the gross negligence or intentional misconduct of Array.

11.2                        Array.  Array agrees to indemnify, defend and hold Loxo and its Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Loxo Indemnitees”) harmless from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, relating to any breach by Array of its representations

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

and warranties made in this Agreement, except to the extent such Liabilities result from the gross negligence or intentional misconduct of Loxo.

11.3                        Indemnification Procedure.  A Party that intends to claim indemnification (the “Indemnitee”) under this Article 11 shall promptly notify the other Party (the “Indemnitor”) in writing of any claim, complaint, suit, proceeding or cause of action with respect to which the Indemnitee intends to claim such indemnification (for purposes of this Section 11.3, each a “Claim”), and the Indemnitor shall have sole control of the defense and/or settlement thereof; provided that the Indemnitee shall have the right to participate, at its own expense, with counsel of its own choosing in the defense and/or settlement of such Claim.  The indemnification obligations of the Parties under this Article 11 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such Claim, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 11, but the omission so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability to any Indemnitee otherwise than under this Article 11.  The Indemnitee under this Article 11, and its employees, at the Indemnitor’s request and expense, shall provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to such Claims covered by this indemnification.  It is understood that only Loxo or its permitted assignee may claim indemnity under this Article 11 (on its own behalf or on behalf of a Loxo Indemnitee), and other Loxo Indemnitees may not directly claim indemnity hereunder.  Likewise, it is understood that only Array may claim indemnity under this Article 11 (on its own behalf or on behalf of an Array Indemnitee), and other Array Indemnitees may not directly claim indemnity hereunder.

ARTICLE 12
TERM AND TERMINATION

12.1                        Term.  Unless earlier terminated, the Agreement will continue in full force and effect, on a Product-by-Product and country-by-country basis until the date no further payments are due under Article 5 above.  Following the expiration of this Agreement Loxo shall have a perpetual, fully paid-up, non-exclusive license under the Array Technology and Collaboration Technology to conduct research and to develop, make, have made, use, sell, offer for sale and import Products in the Territory for use in the Field.

12.2                        Termination for Breach.  Subject to the provisions of this Section 12.2, either Party may terminate the Discovery Program and this Agreement in the event the other Party hereto shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for sixty (60) days after written notice thereof was provided to the breaching party by the non-breaching party.  Any termination shall become effective at the end of such sixty (60) day period unless the breaching party has cured any such breach or default prior to the expiration of the sixty (60) day period.  Provided that Loxo is reasonably able to pay its debts as they are due, Array shall not have the right to terminate this Agreement after the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Discovery Program Term but shall have the right to seek monetary damages (but not termination) for any breach of this Agreement by Loxo.

12.3                        Failure to Issue Stock.  If, within one (1) month after the Effective Date, Loxo does not close the transaction and issue the shares specified in Section 5.1 above, then Array may terminate this Agreement, immediately upon notice.

12.4                        Termination upon Notice.

12.4.1                                      Loxo Notice.  Loxo may terminate this Agreement upon six (6) months written notice to Array, provided that such notice is given after the date that is one (1) year after the Effective Date.

12.4.2                                      Program-by-Program.  In addition, Loxo may terminate the Discovery Program with respect to either Trk or a Target (an “Abandoned Target”) by so notifying Array, which termination shall be effective six (6) months after the date of such notice; provided that such notice is given after the date that is one (1) year after the Effective Date.  If, as a result of such termination, all Targets and Trk would become Abandoned Targets, then such termination shall be deemed a termination of this Agreement in its entirety under Section 12.4.1 above.  With respect to each Abandoned Target:

(a)                                 Array’s obligations to conduct further activities under the Development Program with respect to such Abandoned Target shall terminate as of the effective date of such termination; and

(b)                                 all licenses and rights to Loxo under Section 4.1 for Active Compounds and Products directed to the Abandoned Target (i.e., Trk or the Target) shall concurrently terminate, and Loxo and its Affiliates and sublicensees shall immediately cease all manufacture, development and commercialization of Active Compounds and Products directed to such Abandoned Target; and

(c)                                  subject to the terms and conditions of this Section 12.4.2(c), Array shall have (and Loxo agrees to grant and hereby grants to Array) an irrevocable, exclusive, worldwide license, with the right to grant and authorize sublicenses, under Loxo’s interest in the Collaboration Technology, including the Collaboration Technology Patents, to make, have made, use, sell, offer to sell and import Active Compounds and Products directed to such Abandoned Target; and

(d)                                 Array shall have the sole right to prosecute and maintain, and to enforce, all Collaboration Technology Patents to the extent claiming Active Compounds to such Abandoned Target.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

12.5                        Effect of Breach or Termination.

12.5.1                          Accrued Rights and Obligations.  Termination of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

12.5.2                          Return of Materials.  Upon any termination of this Agreement, Loxo and Array shall promptly return to the other all Confidential Information (including, without limitation, all Know-How) received from the other Party, except one copy of which may be retained for archival purposes.

12.5.3                          Effect of Termination by Loxo Without Cause.  If Loxo terminates this Agreement without cause pursuant to Section 12.4.1, then:

(a)                                 all licenses and rights to Loxo under Section 4.1 shall concurrently terminate; and

(b)                                 subject to the terms and conditions of this Section 12.5.3(b), Array shall have (and Loxo agrees to grant and hereby grants to Array) an irrevocable, exclusive, worldwide license, with the right to grant and authorize sublicenses, under Loxo’s interest in the Collaboration Technology, including the Collaboration Technology Patents, to make, have made, use, sell, offer to sell and import Active Compounds and Products; and

(c)                                  Array shall have the sole right to prosecute and maintain, and to enforce, all Collaboration Technology Patents.

12.5.4                          Effect of Termination by Loxo With Cause.  If Loxo terminates this Agreement with cause pursuant to Section 12.2, then:

(a)                                 the licenses and rights to Loxo under Section 4.1 shall continue; and

(b)                                 Loxo’s milestones and royalty obligations under Sections 5.3 and 5.3.3(a) shall continue; and

(c)                                  Loxo shall continue to have the sole right to prosecute and maintain, and to enforce, the Collaboration Patents and Array Patents as set forth in Sections 8.2 and 8.3.

12.6                        Survival Sections.  Sections 4.2, 8.1.1, 12.5 and 12.6 and Articles 1, 6, 9, 11 and 13 shall survive the expiration or termination of this Agreement for any reason.

12.7                        Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ARTICLE 13
MISCELLANEOUS

13.1                        Governing Laws.  This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of New York, without reference to conflicts of laws principles.

13.2                        Waiver.  It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

13.3                        Assignment.  This Agreement shall not be assignable by either Party to any Third Party hereto without the written consent of the other Party hereto, and any attempted assignment shall be null and void.  Notwithstanding the foregoing, either Party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise; provided, however, that within thirty (30) days of such an assignment, the assignee shall agree in writing to be bound by the terms and conditions of this Agreement.  This Agreement shall be binding upon and accrue to the benefit any permitted assignee, and any such assignee shall agree to perform the obligations of the assignor.

13.4                        Independent Contractors.  The relationship of the Parties hereto is that of independent contractors.  The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

13.5                        Compliance with Laws.  In exercising their rights under this license, the Parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including, without limitation, those applicable to the discovery, development, manufacture, distribution, import and export and sale of Products pursuant to this Agreement.

13.6                        Notices.  All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Parties hereto and shall be deemed to have been given upon receipt:

If to Loxo:                                                                                                                                    Loxo Oncology, Inc.

c/o Aisling Capital

888 7th Avenue, 30th Floor

New York, New York 10106

Attention:  Chief Executive Officer

Facsimile:  (212) 651-6379

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

If to Array:                                                                                                                                  Array BioPharma Inc.

3200 Walnut Street

Boulder, CO  80301

Attention:  Chief Operating Officer

Facsimile:  (303) 381-6697

With a copy to:                                                                                                            Array BioPharma Corporation

3200 Walnut Street

Boulder, CO  80301

Attention:  General Counsel

Facsimile:  (303) 386-1290

13.7                        Severability.  Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries.  Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of its Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.  In the event a Party seeks to avoid a material provision of this Agreement upon an assertion that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Agreement upon sixty (60) days prior written notice to the asserting Party, unless such assertion is eliminated and cured within such sixty (60) day period.  Such a termination shall be deemed a termination by such Party for breach pursuant to Section 12.2.

13.8                        Advice of Counsel.  Array and Loxo have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

13.9                        Performance Warranty.  Each Party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates and sublicensees.

13.10                 Force Majeure.  Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing Party and such Party has exerted all

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

13.11                 Complete Agreement.  This Agreement with its Exhibits, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect.  No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Array and Loxo.

13.12                 Consultation.  If an unresolved dispute arises out of or relates to this Agreement, or the breach thereof, either Party may refer such dispute to the Chief Executive Officer of Loxo and the Chief Executive Officer of Array, who shall meet in person or by telephone within forty-five (45) days after such referral to attempt in good faith to resolve such dispute.

13.13                 Headings.  The captions to the several Sections hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

13.14                 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Effective Date.

LOXO ONCOLOGY, INC.		ARRAY BIOPHARMA INC.

By:	/s/ Joshua H. Bilenker	By:	/s/ Ron Squarer

Name:	Joshua H. Bilenker	Name:	Ron Squarer

Title:	CEO	Title:	CEO

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

EXHIBIT A

Trk Patents

Array Matter No.	Country	Appln. No./ Publication No./ Patent No.	Status
[***]	United States	[***]	Expired
[***]	PCT	[***]	Expired
[***]	Canada	[***]	Pending
[***]	China	[***]	Pending
[***]	Europe	[***]	Pending
[***]	India	[***]	Pending
[***]	Japan	[***]	Pending
[***]	United Sates	[***]	Issued
[***]	United Sates	[***]	Pending
[***]	Taiwan	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Array Matter No.	Country	Appln. No./ Publication No./ Patent No.	Status
[***]	United States	[***]	Expired
[***]	PCT	[***]	Expired
[***]	Argentina	[***]	Pending
[***]	Australia	[***]	Pending
[***]	Brazil	[***]	Pending
[***]	Canada	[***]	Pending
[***]	Chile	[***]	Pending
[***]	China	[***]	Pending
[***]	Colombia	[***]	Issued
[***]	Costa Rica	[***]	Pending
[***]	Egypt	[***]	Pending
[***]	Europe	[***]	Pending
[***]	Gulf Cooperation	[***]	Pending
[***]	Hong Kong	[***]	Pending
[***]	Indonesia	[***]	Pending
[***]	Israel	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Array Matter No.	Country	Appln. No./ Publication No./ Patent No.	Status
[***]	India	[***]	Pending
[***]	Japan	[***]	Pending
[***]	South Korea	[***]	Pending
[***]	Mexico	[***]	Pending
[***]	Malaysia	[***]	Pending
[***]	New Zealand	[***]	Issued
[***]	Philippines	[***]	Pending
[***]	Russia	[***]	Pending
[***]	Singapore	[***]	Pending
[***]	Thailand	[***]	Pending
[***]	Taiwan	[***]	Pending
[***]	Ukraine	[***]	Pending
[***]	United States	[***]	Pending
[***]	Uruguay	[***]	Pending
[***]	Venezuela	[***]	Pending
[***]	South Africa	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Array Matter No.	Country	Appln. No./ Publication No.	Status
[***]	United States	[***]	Expired
[***]	PCT	[***]	Expired
[***]	Argentina	[***]	Pending
[***]	Australia	[***]	Pending
[***]	Brazil	[***]	Pending
[***]	Canada	[***]	Pending
[***]	Chile	[***]	Pending
[***]	China	[***]	Pending
[***]	Colombia	[***]	Pending
[***]	Costa Rica	[***]	Pending
[***]	Egypt	[***]	Pending
[***]	Europe	[***]	Pending
[***]	Gulf Cooperation	[***]	Pending
[***]	Hong Kong	[***]	Pending
[***]	Indonesia	[***]	Pending
[***]	Israel	[***]	Pending
[***]	India	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Array Matter No.	Country	Appln. No./ Publication No.	Status
[***]	Japan	[***]	Pending
[***]	South Korea	[***]	Pending
[***]	Mexico	[***]	Pending
[***]	Malaysia	[***]	Pending
[***]	New Zealand	[***]	Pending
[***]	Philippines	[***]	Pending
[***]	Russia	[***]	Pending
[***]	Singapore	[***]	Pending
[***]	Thailand	[***]	Pending
[***]	Taiwan	[***]	Pending
[***]	Ukraine	[***]	Pending
[***]	United States	[***]	Pending
[***]	Uruguay	[***]	Pending
[***]	Venezuela	[***]	Pending
[***]	South Africa	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Array Matter No.	Country	Appln. No./ Publication No./ Patent No.	Status
[***]	United States	[***]	Expired
[***]	United States	[***]	Expired
[***]	PCT	[***]	Expired
[***]	Argentina	[***]	Pending
[***]	Australia	[***]	Pending
[***]	Brazil	[***]	Pending
[***]	Canada	[***]	Pending
[***]	Chile	[***]	Pending
[***]	China	[***]	Pending
[***]	Colombia	[***]	Pending
[***]	Costa Rica	[***]	Pending
[***]	Egypt	[***]	Pending
[***]	Europe	[***]	Pending
[***]	Gulf Cooperation	[***]	Pending
[***]	Indonesia	[***]	Pending
[***]	Israel	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Array Matter No.	Country	Appln. No./ Publication No./ Patent No.	Status
[***]	India	[***]	Pending
[***]	Japan	[***]	Pending
[***]	South Korea	[***]	Pending
[***]	Mexico	[***]	Pending
[***]	Malaysia	[***]	Pending
[***]	New Zealand	[***]	Pending
[***]	Philippines	[***]	Pending
[***]	Russia	[***]	Pending
[***]	Singapore	[***]	Pending
[***]	Thailand	[***]	Pending
[***]	Taiwan	[***]	Pending
[***]	Ukraine	[***]	Pending
[***]	United States	[***]	Pending
[***]	Uruguay	[***]	Pending
[***]	Venezuela	[***]	Pending
[***]	South Africa	[***]	Pending

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

EXHIBIT B

Targets

1.                                      The protein family commonly known as [***], identified with the following SwissProt entries:

[***]

2.                                      The protein commonly known as [***], identified with the following SwissProt entries:

[***]

3.                                      The protein commonly known as [***], identified with the following SwissProt entries:

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

EXHIBIT C

Trk Compounds

[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

AMENDMENT NO. 1 TO

DRUG DISCOVERY COLLABORATION AGREEMENT

THIS AMENDMENT NO. 1 TO DRUG DISCOVERY COLLABORATION AGREEMENT (this “Amendment”) effective as of November 26, 2013 (the “Amendment Date”), is made by and between Array BioPharma Inc., a Delaware corporation (“Array”), and Loxo Oncology, Inc., a Delaware corporation (“Loxo”).

WHEREAS, the parties previously entered into that certain Drug Discovery Collaboration Agreement dated as of July 3, 2013 (the “Agreement”) and the parties wish to amend the Agreement in certain respects on the terms and conditions set forth herein.

NOW THEREFORE, capitalized terms not defined in this Amendment shall have the meaning ascribed in the Agreement, and the parties hereby agree as follows:

1.                                      Amendment.  Section 2.4 of the Agreement is hereby amended to add the following immediately to the end thereof:

Each calendar month during the Discovery Program, on a monthly basis, Loxo shall have the right, upon agreement by Array, to increase the maximum number of Array FTEs to be used under the Discovery Program during such calendar month by [***] FTEs, i.e. from [***]  FTEs to [***]  FTEs.  Loxo may exercise such right by providing written notice (which may be via email from the Loxo CEO) to Array prior to commencement of such calendar month. If Array agrees to the increase for such month, then for each calendar month in which Loxo adds [***] additional FTEs above the maximum specified limit, Loxo shall pay to Array an additional payment of [***] prior to the beginning of such calendar month.  Array will not unreasonably withhold its agreement to such additional FTEs provided that such additional FTEs are reasonably available to Array.

2.                                      Miscellaneous.  This Amendment shall be effective for all purposes as of the Amendment Date.  Except as expressly modified herein, the Agreement shall continue to remain in full force and effect in accordance with its terms.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives effective as of the Amendment Date.

LOXO ONCOLOGY, INC.		ARRAY BIOPHARMA INC.

By:	/s/ Joshua H. Bilenker	By:	/s/ John Moore

Name:	Joshua H. Bilenker	Name:	John Moore

Title:	CEO	Title:	General Counsel

2

AMENDMENT NO. 2 TO

DRUG DISCOVERY COLLABORATION AGREEMENT

THIS AMENDMENT NO. 2 TO DRUG DISCOVERY COLLABORATION AGREEMENT (this “Amendment”) effective as of April 10, 2014 (the “Amendment Date”), is made by and between Array BioPharma Inc., a Delaware corporation (“Array”), and Loxo Oncology, Inc., a Delaware corporation (“Loxo”).

WHEREAS, the parties previously entered into that certain Drug Discovery Collaboration Agreement dated as of July 3, 2013, as amended on November 26, 2013 (collectively, the “Agreement”) and the parties wish to amend the Agreement in certain respects on the terms and conditions set forth herein.

NOW THEREFORE, capitalized terms not defined in this Amendment shall have the meaning ascribed in the Agreement, and the parties hereby agree as follows:

1.                                      Within sixty (60) days after the Amendment Date to Amendment No.2 to this Agreement, Loxo intends to close a financing in which Loxo will receive aggregate gross proceeds of at least ten million dollars ($10,000,000) (the “Financing”).  Commencing on the date that Loxo closes the Financing, or provides written notice to Array prior to the expiration of such sixty (60) days that Loxo desires to have this Amendment take effect in absence of the Financing, the provisions set forth in this Amendment shall take effect.  If Loxo does not close the Financing within such sixty (60) day period, and Loxo does not otherwise provide such written notice to Array prior to expiration of such sixty (60) day period, this Amendment shall terminate without effect.

2.                                      The list of targets on Exhibit B is hereby deleted and replaced with the list of targets that have been mutually agreed in writing by the Parties, as of the date of signing this Agreement .

3.                                      Section 2.1 is hereby amended to add the following immediately to the end thereof:

With respect to Targets, an additional goal of the Discovery Program is to perform early screening and lead identification to identify a subset of such Targets that will be the subject of further research to identify Lead Compounds directed thereto, as described above.

4.                                      Section 2.4 of the Agreement (as amended) is hereby deleted and the following substituted therefor:

Discovery Program Staffing.  During the Discovery Program and subject to Loxo funding such FTE’s pursuant to Section 5.1, Array shall devote that number of FTE’s to the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested for this information.

conduct of the Discovery Program specified in the Discovery Plan.  The Discovery Plan shall specify [***] Array FTEs at any time during the Discovery Program Term.  Each calendar month during the Discovery Program, on a monthly basis, Loxo shall have the right, upon agreement by Array, to increase the maximum number of Array FTEs to be used under the Discovery Program during such calendar month by [***] FTEs, i.e. from [***] FTEs to [***] FTEs.  Loxo may exercise such right by providing written notice (which may be via email from the Loxo CEO) to Array prior to commencement of such calendar month.  If Array agrees to the increase for such month, then for each calendar month in which Loxo adds [***] additional FTEs above the maximum specified limit, Loxo shall pay to Array an additional payment of [***] prior to the beginning of such calendar month.

5.                                      Section 2.10 is hereby deleted and the following substituted therefor:

Targets.  On or before the date that is nine (9) months after the Amendment Date to Amendment No. 2 to this Agreement, LOXO shall designate six (6) Targets from Exhibit B for which research activities will be discontinued.  Upon such designation, such discontinued Targets shall cease to be Targets under this Agreement, and Exhibit B shall be deemed to be updated accordingly.  On or before the date that is eighteen (18) months after the Amendment Date to Amendment No. 2 to this Agreement, LOXO shall designate two (2) additional Targets from Exhibit B for which research activities will be discontinued; provided, however, that if on or before the date that is eighteen (18) months after the Amendment Date to Amendment No. 2 to this Agreement Loxo provides to Array written notice and a payment of [***] (the “Extension Payment”), Loxo will only be required to designate one (1) additional Target from Exhibit B for which research activities will be discontinued at the end of such eighteen (18) months.  Upon such designation, such additional discontinued Target(s) shall cease to be Target(s) under this Agreement, and Exhibit B shall be deemed to be updated accordingly.  If Loxo made the Extension Payment, then on or before the date that is [***] after the Amendment Date to Amendment No. 2 to this Agreement, Loxo shall designate one (1) additional Target from Exhibit B for which research activities will be discontinued unless Loxo provides to Array written notice and a payment of [***] (“Additive Payment”) in which case Loxo will not need to designate any more Targets from Exhibit B for discontinuation of research activities.  Until such time as the eight (8) Targets (or seven (7) Targets if Loxo has made the Extension Payment and Additive Payment) have been designated for discontinuation, and notwithstanding Section 8.2.1 to the contrary, Loxo shall only have the right, at its discretion, to file provisional patent applications covering the applicable Active Compounds to the Targets from Exhibit B and will not convert such provisional patent applications to a non-provisional patent application or otherwise prosecute any non-provisional patent application covering such Active Compounds.  During the Discovery Program Term, Loxo may determine in its sole discretion that research activities with respect to one (1) particular Target on Exhibit B should be discontinued

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(for example, and without limitation, such Target has not yielded sufficient progress, or scientific literature suggests the Target is intractable or is not therapeutically relevant or for safety issues) and replaced with a different target.  Upon any such determination, Loxo shall provide written notice to Array of the one (1) Target that Loxo desires to remove from Exhibit B and will include in such notification a suggested substitute for such discontinued Target.  After receipt of such notice, Array will promptly inform Loxo whether, as of the date of such written notice, the addition of such suggested substitute target would not (i) violate any agreement that Array has with a Third Party; (ii) add a target that is the subject of Array’s own active and ongoing research (with existing commitment and expenditure of resources for such target), was the subject of previous significant research at Array, or is the subject of drugs in Array’s clinical development pipeline or marketed product portfolio; or (iii) add a target with respect to which Array is engaged in active, ongoing substantial negotiations (i.e., has agreed a term sheet containing material business terms) with a Third Party.  If neither (i), (ii) or (iii) apply to such suggested substitute target, then the discontinued Target shall cease to be a Target, the suggested substitute target shall be deemed a Target for the purposes of this Agreement, and Exhibit B shall be deemed to be updated accordingly.  If a proposed target is not available for inclusion, then the fact that Loxo proposed such target or is otherwise interested in such target (or molecules directed to such target) shall be Loxo’s Confidential Information.

6.                                      Section 4 of the Agreement is hereby amended by adding the following new Section 4.4 immediately following the end of Section 4.3:

4.4                               Right of First Discussion.

4.4.1                     Notice.  During the period ending [***] after the Amendment Date to Amendment No. 2 to this Agreement, at least [***] prior to Array entering into material and substantial negotiations to grant to a Third Party the right to develop and/or commercialize compounds that selectively modulate TrkA for any oncology indication, Array agrees to notify Loxo in writing, together with a summary description of the product (including a general statement of its then-current stage of development) or field to be proposed, if any, that would be the subject of such negotiations (“Initial Notice”).  Within [***] following receipt of such Initial Notice, Loxo shall notify Array of its decision whether or not it desires to discuss terms and conditions under which Array would grant such rights to Loxo. If (i) Loxo notifies Array that it does not desire to discuss such terms and conditions, or (ii) the parties have not agreed upon such terms and conditions pursuant to which such rights and license would be granted to Loxo within [***] after the date Loxo notified Array of its desire to negotiate such terms and conditions (the “Negotiation Period”), then Array shall be free to grant to any Third Party the right to develop and/or commercialize compounds that selectively modulate TrkA for such oncology indication, without further obligation to Loxo with respect to such

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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product, and on any terms that Array deems appropriate; provided, however, that if Array has not entered into such an agreement with a Third Party within [***] after expiration of the first (but not any subsequent) Negotiation Period, then Loxo’s right of negotiation under this Section 4.4.1 will continue in accordance with the above terms and Array will provide to Loxo another Initial Notice if Array subsequently desires to enter into material and substantial negotiations with a Third Party.  It is understood that, because Array will be providing the Initial Notice to Loxo prior to the commencement of material and substantial negotiations with a third party, Array may not be able to define the entire or exact scope of the product, field or rights to be granted, and accordingly, so long as the Initial Notice describes a product, field or rights that overlap with the product, field or rights actually negotiated with, or granted to, a third party, Array shall be deemed to have satisfied its obligations, under this Section 4.4.1, with respect to such product; also, it is understood that Array need only provide one such Initial Notice hereunder before engaging in such material and substantial negotiations with the first Third Party, and that Array is not obligated to provide any further notice if Array subsequently engages in discussion with more than one Third Party with respect to the subject matter described in the Initial Notice, subject to Loxo’s renewed right of negotiation if Array does not enter into an agreement within [***] as provided above.

4.4.2                     No Implied Obligations.  The only obligations of Array and Loxo under Section 4.4.1 above are as expressly stated therein, and there are no further implied obligations relating to the matters contemplated therein.  Without limiting the foregoing, it is further understood and agreed that the subject selective TrkA modulators may or not be discovered or reduced to practice at all, may or may not be discovered or reduced to practice to any particular degree or at all at the time of the Initial Notice under Section 4.4.1, and that further modification and/or variations of a product may be developed after the date of such Initial Notice; accordingly, so long as Array includes within the Initial Notice a good faith summary of the product as it then exists, or a summary of the field in which the rights would be granted, the requirements of Section 4.4.1 above shall be deemed satisfied with respect to any and all modifications, variants or derivatives of the product developed or reduced to practice after the date of the Initial Notice.  Without limiting the foregoing, it is further acknowledged and agreed that (i) Section 4.4.1 shall not be deemed to apply to a transaction by which a Third Party acquires all or substantially all of the business assets of this Agreement in accordance with Section 13.3 below; (ii) if Array enters into a transaction with a Third Party in accordance with Section 4.4.1 that includes the grant by Array of an option or other contingent right to develop and/or commercialize compounds that selectively modulate TrkA (each such option or right being referred to as a “Contingent Right”), then the grant of rights by Array upon a Third Party’s exercise of such Contingent Right shall not be subject to this Section 4.4 so long as the grant of such Contingent Right was made in a transaction entered into with the Third Party in compliance with Section 4.4.1; and (iii) Array is not obligated under this Section 4.4.1 to provide Loxo any particular information other that

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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as expressly stated in Section 4.4.1, and that Array may require a separate confidentiality agreement as a condition to any disclosure of information in connection with Section 4.4.1.

4.4.3                     Disputes.  If Loxo disputes Array’ right to proceed to enter into any transaction with a third party with respect to compounds that selectively modulate TrkA, Loxo shall submit such dispute to binding arbitration within [***] from the end of the applicable Negotiation Period or, if Array had not provided Loxo with the applicable Initial Notice in accordance with Section 4.4.1, then [***] after Loxo first becomes aware of such transaction.  Loxo shall provide Array a notice of such arbitration together with a written report setting forth the specific basis for the dispute and the specific actions Loxo believes Array must take to resolve the dispute (“Arbitration Notice”).  Such arbitration in all events be completed within [***] from appointment of the arbitrators.  If an Arbitration Notice is not received within the [***] period then Loxo shall have no further right to dispute Array’ right to grant any third party rights contemplated by this Section 4.4.

7.                                      Section 5.2.1 of the Agreement is hereby deleted and the following substituted therefor:

Research Phase Payment Schedule.  During the Discovery Program Term, Loxo agrees to pay Array research funding for the conduct of the Discovery Program quarterly, in advance, in an amount equal to the number of Array FTE’s called for in the Discovery Plan for the applicable quarter multiplied by the Array FTE Rate.  Such payments shall cover (i) FTE expenses used in the Discovery Program, (ii) all incidental materials and resources for the conduct of the Discovery Program, and (iii) CMC activities directed to, and the manufacture of, clinical supply of the Trk Lead Compound and two (2) Lead Compounds for two (2) Targets (selected by Loxo), and if the Discovery Program Term is extended pursuant to Section 2.6 of the Agreement then also for one additional Lead Compound to another Target (selected by Loxo) per each one (1) year extension.  The initial payment shall be made before the date Array FTEs are first deployed in accordance with the Discovery Plan, and subsequent payments shall be made before the first day of each calendar month thereafter.  For purposes of this Section 5.2.1, the “Array FTE Rate” shall be equal to [***] per FTE per year.

8.                                      Section 5.3.1 of the Agreement is hereby amended to add the following immediately following the table:

With respect to the milestone 1 above described as [***], the applicable milestone payment shall only be due with respect to a [***].

9.                                      Section 5.3.3(a) of the Agreement is hereby amended to add the following immediately following the end of Section 5.3.3.(a):

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Notwithstanding the foregoing, milestone 1 for a Target under Section 5.3.1 will not be due regardless of whether a subsequent milestone was achieved, if milestone 1 was not due because [***].

10.                               Good Faith Negotiation.  The Parties agree that they shall negotiate in good faith to enter into a separate binding agreement regarding [***] between Loxo, Array and Massachusetts General Hospital.

11.                               Miscellaneous.  This Amendment shall be effective for all purposes as of the Amendment Date.  Except as expressly modified herein, the Agreement shall continue to remain in full force and effect in accordance with its terms.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives effective as of the Amendment Date.

LOXO ONCOLOGY, INC.		ARRAY BIOPHARMA INC.

By:	/s/ Joshua H. Bilenker	By:	/s/ Mike Carruthers

Name:	Joshua H. Bilenker	Name:	Mike Carruthers

Title:	CEO	Title:	CFO

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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